UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2007
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50425	77-0436313
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
6900 Dumbarton Circle
Fremont, California 94555
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 284-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 26, 2007, Genitope Corporation (“Genitope”) entered into an underwriting agreement (the “Underwriting Agreement”) with Punk, Ziegel & Company (the “Underwriter”) relating to the public offering, issuance and sale of 5,500,000 shares of Genitope’s common stock (the “Shares”). The price to the public is $3.85 per share, and the Underwriter has agreed to purchase the Shares from Genitope at a price of $3.647875 per share. Under the terms of the Underwriting Agreement, Genitope has granted to the Underwriter an option, exercisable for a period of 30 days, to purchase up to an additional 825,000 shares to cover over-allotments, if any. The offering is being made pursuant to Genitope’s effective shelf registration statement on Form S-3 (Registration No. 333-128357) previously filed with the Securities and Exchange Commission. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.
Item 8.01. Other Events.
     Our press release dated April 27, 2007, titled “Genitope Corporation Announces Pricing of Common Stock Offering,” is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Attached as Exhibit 5.1 to this Current Report on Form 8-K is the opinion of Cooley Godward Kronish LLP relating to the validity of the shares to be issued in the offering.
     Genitope filed with the Securities and Exchange Commission a free writing prospectus, dated April 26, 2007, containing certain information set forth therein with respect to the sale of certain shares under an effective registration statement on Form S-3, Registration No. 333-128357, and related preliminary prospectus supplement dated April 19, 2007 and the documents incorporated by reference therein (including the base prospectus dated October 5, 2005 and the documents incorporated by reference therein). The free writing prospectus is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 26, 2007, by and among the Company and Punk, Ziegel & Company.
5.1	Opinion of Cooley Godward Kronish LLP.
23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1).
99.1	Press Release titled “Genitope Corporation Announces Pricing of Common Stock Offering,” dated April 27, 2007.
99.2	Free Writing Prospectus dated April 26 2007, as filed with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation

Dated: April 27, 2007	By:	/s/	Laura Woodhead

Laura Woodhead
Vice President, Legal Affairs

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 26, 2007, by and among the Company and Punk, Ziegel & Company.
5.1	Opinion of Cooley Godward Kronish LLP.
23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1).
99.1	Press Release titled “Genitope Corporation Announces Pricing of Common Stock Offering,” dated April 27, 2007.
99.2	Free Writing Prospectus dated April 26 2007, as filed with the Securities and Exchange Commission.